WisdomTree International AI Enhanced Value Fund – AIVI (NYSE Arca)

Summary Prospectus – August 1, 2023

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree International AI Enhanced Value Fund (the “Fund”) seeks income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.58%[1]

1	Excludes expenses associated with the collection of additional European Union tax reclaims resulting from European Court of Justice rulings in several court cases in certain countries across the European Union. If these expenses were included, “Other Expenses” would be 0.01% and “Total Annual Fund Operating Expenses” would be 0.59%.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of their shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 59	$ 186	$ 324	$ 726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

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Principal Investment Strategies of the Fund

The Fund is actively managed and seeks to achieve its investment objective by investing primarily in equity securities selected from a universe of developed market equities, excluding the United States and Canada, that exhibit value characteristics (the “Parent Universe”) based on the selection results of a proprietary, quantitative artificial intelligence (“AI”) model developed by Voya Investment Management Co., LLC (“Voya IM” or the “Sub-Adviser”). AI refers to the simulation of human intelligence by machines. Machine learning is a subset of AI that refers to a machine’s ability to learn and improve from experience automatically without being explicitly programmed.

To be eligible for inclusion in the Parent Universe, a company must (i) be listed on a non-U.S. internationally recognized global stock exchange or regulated public market, (ii) have a market capitalization of at least $100 million, (iii) have an average daily volume of at least $100,000, and (iv) have an average of six months aggregate daily trading volume of 250,000 shares.

The AI model enhances the Fund’s value investing strategy by analyzing a variety of inputs, including company fundamentals and market sentiment, to select equity securities within the Parent Universe that exhibit value characteristics. The AI model seeks to self-identify persistent patterns in company data to identify those it expects to outperform, based on current and historical data spanning more than 20 years, including structured (e.g., financials) and unstructured (e.g., press releases, news articles) data.

The equity securities selected by the AI model typically have a lower price-to-book ratio, a lower price-to-earnings ratio, and greater free cash flow. The AI model is generally updated monthly and typically selects between 60 and 190 equity securities that exhibit strong value characteristics, such as those noted above, and have the greatest potential to achieve income and capital appreciation for inclusion in the Fund. The AI model weights the selected equities based on their overall model scores; however, the AI model limits the weight of any individual company to 6%. The Sub-Adviser oversees the AI model and generally intervenes in limited circumstances to address factors that the Sub-Adviser believes are not incorporated in the AI model, such as responding to corporate actions (e.g., mergers and acquisitions). The Sub-Adviser generally buys and sells equity securities for the Fund on a monthly basis based on the recommendations of the AI model, while also ensuring that the Fund remains in compliance with the Investment Company Act of 1940, as amended, and its rules and regulations.

As of June 30, 2023, companies in the financials sector comprised a significant portion (i.e., in excess of 15%) of the Fund’s assets; however, the Fund’s sector exposure may change from time to time.

As of June 30, 2023, the Fund invested a significant portion (i.e., in excess of 15%) of its assets in the equity securities of companies domiciled in or otherwise tied to, and thus had significant investment exposure to, Europe, particularly the United Kingdom, and Japan, although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	AI Model Risk. The Fund is actively managed using the AI model, the output of which is heavily dependent on multiple inputs, including current and historical data (collectively, “Data”). To the extent the AI model does not perform as designed or as intended, the Fund may not be able to achieve its investment objective and may lose value. If either or both the AI model and the Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the AI model and Data been correct and complete. Errors in the Data, calculations and/or the construction of the AI model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser or the Adviser for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

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■	Value Investing Risk. Value stocks, as a group, may be out of favor with the market and underperform growth stocks or the overall equity market. Value investing focuses on companies whose stocks appear undervalued, but value stocks may not realize their perceived intrinsic value for extended periods of time or may never realize their perceived intrinsic value.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using the AI model. There can be no guarantee that the Fund’s strategies or the AI model will be successful or that the Fund will achieve its investment objective.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the financials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financials sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in Europe
Many European countries are members of the European Union (“EU”) as well as the European Economic and Monetary Union (“EMU”) and, as a result, the economies and markets of European countries can be closely connected and largely interdependent. As such, adverse events in one European country may have effects across Europe. Investments in Europe are also subject to risks stemming from the uncertain consequences of the United Kingdom's (“U.K.”) exit of the EU single market and customs union (“Brexit”). Further, Russia's invasion of the Ukraine, and the continued hostilities in the region, have caused increased volatility in European markets and led to broad ranging economic sanctions against Russia. Uncertainties surrounding the duration and potential increased geographic scope of hostilities may create additional volatility in European and global markets. Any of the above could have a negative effect on the Fund's investments in Europe.

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Investments in the United Kingdom
Investments in the United Kingdom (“U.K.”) are subject to risks associated with uncertainties surrounding Brexit and changes in the economic health of its primary trade partners across Europe and the United States. The U.K.'s economy is also heavily dependent on the export of financial services and may be impacted by a slowdown in the financial services sector.

Investments in Japan
Investments in Japan are subject to risks associated with its economy's dependence on the export market and consistent government support of its export market. Slowdowns in the Japanese export market may have a negative impact on the Japanese economy as a whole. Japan is also subject to risks associated with natural disasters and escalating political tension in the region.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■	Investment Style Risk. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher transaction costs and the distribution of additional capital gains, which may generate greater tax liabilities for shareholders who hold the shares in taxable accounts. Increased transaction costs and distributions of capital gains may negatively affect the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the MSCI EAFE Value Index, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/investments.

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The Fund’s name, investment objective and strategies changed effective January 18, 2022. Fund performance prior to January 18, 2022 reflects the Fund’s investment objective and strategies when it sought to provide returns that corresponded to the performance of the WisdomTree International Dividend ex-Financials Index.

The Fund’s year-to-date total return as of June 30, 2023 was 11.21%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	18.58%	4Q/2022
Lowest Return	(25.42)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2022

WisdomTree International Al Enhanced Value Fund*	1 Year	5 Years	10 Years
Return Before Taxes Based on NAV	(10.04)%	0.74%	2.96%
Return After Taxes on Distributions	(10.98)%	(0.32)%	1.90%
Return After Taxes on Distributions and Sale of Fund Shares	(5.34)%	0.53%	2.23%
MSCI EAFE Value Index (Reflects no deduction for fees, expenses or taxes)	(5.58)%	0.17%	3.51%

* Prior to January 18, 2022, the Fund’s performance reflects the strategies of the Fund when it sought to provide returns that correspond to the performance of the WisdomTree International Dividend ex-Financials Index.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by Voya IM’s Quantitative Equities Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Vincent Costa, CFA, Chief Investment Officer, Equities, has been a portfolio manager of the Fund since January 2022.

Peg DiOrio, CFA, Head of Quantitative Equity Portfolio Management, has been a portfolio manager of the Fund since January 2022.

Russell Shtern, CFA, Portfolio Manager, Machine Intelligence, has been a portfolio manager of the Fund since August 2023.

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Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-AIVI-SUM-0823